Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

We elected to be taxed as a REIT under Sections 856 to 860 of the Code, commencing with our tax year ended December 31, 2003. We believe that we have always operated so as to continue to qualify as a REIT. Accordingly, we will not be subject to U.S. federal income tax, provided that we continue to qualify as a REIT and our distributions to our stockholders equal or exceed our taxable income.

However, qualification and taxation as a REIT depends upon our ability to meet the various qualification tests imposed under the Code related to annual operating results, asset diversification, distribution levels and diversity of stock ownership. Accordingly, no assurance can be given that we will be organized or be able to operate in a manner so as to qualify or remain qualified as a REIT. If we fail to qualify as a REIT in any taxable year, we will be subject to federal and state income tax (including any applicable alternative minimum tax (“AMT”)) on our taxable income at regular corporate tax rates, and we may be ineligible to qualify as a REIT for four subsequent tax years. We may also be subject to certain state or local income taxes, or franchise taxes on our REIT activities.

We have elected to treat certain of our subsidiaries as taxable REIT subsidiaries (“TRS”). Certain activities that we undertake must be conducted by a TRS, such as non-customary services for our tenants, and holding assets that we cannot hold directly. A TRS is subject to both federal and state income taxes.

We recorded the following tax provisions as part of other expense in the consolidated statements of operations (in thousands):

	For the Year Ended December 31,
	2012	2011	2010
Tax expense recorded by:
MPG Office Trust, Inc.	$2,661	$—	$—
TRS entities	71	1,892	1,078
	$2,732	$1,892	$1,078

MPG Office Trust, Inc. and certain of our TRS entities had the following NOL carryforwards (in millions, except years):

	Earliest Expiration Year	December 31, 2012	December 31, 2011
Federal:
MPG Office Trust, Inc.	2028	$715	$842
TRS entities (1) (2)	2027	130	209
		$845	$1,051
State:
MPG Office Trust, Inc.	2017	$827	$909
TRS entities (1) (2)	2014	62	108
		$889	$1,017
_________

(1)
While we are still determining what business activities will be conducted at our TRS entities in the future, it is not likely that we will utilize any of the December 31, 2012 NOL carryforwards at these entities.

(2)	Subsequent to December 31, 2012, we liquidated one of our TRS entities. See Note 21 “Subsequent Events.”

During 2012, MPG Office Trust, Inc. generated approximately $126 million of taxable income. Generally, a REIT that distributes earnings to its stockholders in an amount that equals or exceeds its taxable income is not subject to income taxes that would otherwise be taxed at a federal corporate tax rate of 35%. Alternatively, we may choose to use our NOL carryforwards to offset all of our regular taxable income to the extent that we have sufficient NOL carryforwards available. However, for AMT purposes, we may only offset 90% of our income subject to AMT with NOL carryforwards. Accordingly, the remaining 10% of our taxable income subject to AMT would be taxed at the federal AMT rate of 20%. Therefore, assuming full use of our NOL carryforwards to offset our taxable income, we would have a federal effective rate of 2%, representing AMT. In 2012, we used NOL carryforwards to offset our federal taxable income and incurred $2.5 million of AMT for federal purposes.

Similar to the federal AMT rules, income subject to AMT for California purposes may be offset up to 90% with California NOL carryforwards. Accordingly, we would have to pay California franchise tax on the remaining 10% of our California income subject to AMT at the California AMT rate of 6.65%, resulting in a California effective tax rate of 0.665%. In 2012, we used California enterprise zone credits to offset part of our California tax liability, and we incurred $0.2 million of net California AMT.

Our ability to use NOL carryforwards in future years could be negatively impacted by changes in ownership of the Company, as defined under Section 382 of the Code (which generally limits the amount of NOL carryforwards that may be used on an annual basis in post-change tax years), or by legislative action within the jurisdictions in which we own property. As of December 31, 2012, all of our properties are located within the State of California. Under prior California law, NOL carryforwards were suspended in 2002, 2003 and from 2008 through 2011 and could not be used to offset taxable income for California franchise tax purposes in such tax years. The State of California may introduce new legislation to suspend the utilization of NOL carryforwards in future tax years. If such an event were to occur, we may be subject to tax if a sufficient amount of earnings is not distributed to our stockholders. In that case, to the extent that the use of California NOL carryforwards is suspended, our California taxable income would be subject to the regular California corporate tax rate of 8.84% instead of the effective California AMT rate (after the utilization of NOL carryforwards) of 0.665%.

The following table summarizes the net deferred tax assets associated with our NOL carryforwards and other tax credits for MPG Office Trust, Inc. and our TRS entities (in thousands):

	December 31, 2012	December 31, 2011
Net operating losses – federal	$295,750	$367,840
Net operating losses – state	78,588	90,234
Capital losses – federal	1,788	—
Federal AMT credit	2,738	216
California enterprise zone credits (1)	265	736
Gross deferred tax assets	379,129	459,026
Valuation allowance	(379,129)	(459,026)
Net deferred tax assets	$—	$—
_________

(1)	The California enterprise zone credits may be carried forward until fully exhausted and do not expire.

FASB Codification Topic 740, Income Taxes, requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is not more likely than not that some portion or all of the deferred tax assets will be realized. The valuation allowance decreased from 2011, primarily due to the use of NOL carryforwards against discrete gains from asset dispositions during 2012. Management is not relying on forecasts as a source of positive evidence. Based on the weight of objectively verifiable negative evidence in the form of cumulative losses, management has recorded a full valuation allowance for all periods presented since we do not expect to realize our deferred tax assets.

The tax benefit of uncertain tax positions is recognized only if it is “more likely than not” that the tax position will be sustained, based solely on its technical merits, with the taxing authority having full knowledge of relevant information. The measurement of a tax benefit for an uncertain tax position that meets the “more likely than not” threshold is based on a cumulative probability model under which the largest amount of tax benefit recognized is the amount with a greater than 50% likelihood of being realized upon ultimate settlement with the taxing authority having full knowledge of all the relevant information. As of December 31, 2012, 2011 and 2010, we had no unrecognized tax benefits. We do not anticipate a significant change in the total amount of unrecognized tax benefits during 2013. To the extent that we have NOL carryforwards generated in prior years, the statute of limitations is open with respect to such NOL carryforwards dating back to our 2003 tax year.